SIXTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER

     This Sixth Amendment and Waiver (the "Amendment") dated as of March 16, 2001, is between Bank of America, N.A. (the "'Bank"), formerly known as Bank of America National Trust and Savings Association, and U.S. Home & Garden Inc. (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Credit Agreement as of October 12, 1998, as previously amended (the "Agreement").

     B. The Bank and the Borrower desire to further amend the Agreement.

                                    AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

     2. Amendment. The Agreement is hereby amended as follows:

          2.1. In Section 1.1, the following definitions are hereby amended and restated in their entirety as follows:

               "Applicable Margin" means

               (i) with respect to Facility 1 Loans:

                         (A) for Base Rate Loans, 0.375% for the period prior to
                    February 16, 2001, and 1.375% for the period on and after February 16, 2001;

                         (B) for Offshore Rate Loans, 1.625% for the period
                    prior to February 16, 2001, and 2.625% for the period on and after February 16, 2001;

               (ii) with respect to Facility 2 Loans:

                         (A) for Base Rate Loans, 0.125% for the period prior to
                    February 16, 2001, and 1.125% for the period on and after February 16,2001;

                         (B) for Offshore Rate Loans, 1,375% for the period
                    prior to February 16, 2001, and 2.375% for the period on and after February 16, 2001;

               "Facility 1 Commitment" means the agreement of the Bank to lend under Section 2.1 (a) in an aggregate amount at any time outstanding not exceeding $15,000,000, less the cumulative amounts of all reductions in the Facility 1 Commitment pursuant to Section 2.5 or Section 2.7.


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

          2.2. Section 1.1 is hereby further amended to add the definition of "Sixth Amendment Agreement," to be inserted in appropriate alphabetical order, as follows:

               "Sixth Amendment Agreement" means that certain Sixth Amendment and Waiver, dated as of March 16, 2001, between Bank and Borrower.

          2.3. Subsection (a)(2)(C) of Section 2.3 is hereby amended and restated in its entirety, as follows:

                    (C) the Type of Loan; provided that on and after February
               16, 2001, only Base Rate Loans shall be available; and

          2.4. Subsection (a) of Section 2.4 is hereby amended and restated in its entirety as follows:

                    (a) The Borrower may, upon irrevocable written notice to the
               Bank in accordance with subsection 2.4(b):

                         (i) elect, as of any Business Day, in the case or Base
                    Rate Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Loans, to convert any such Loans (or any part thereof in an amount not less than $500,000 or any multiple thereof) into Loans of any other Type; or

                         (ii) elect, as of the last day of the applicable
                    Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $500,000 or any multiple thereof);

                    provided that (i) if at any time the amount of any Offshore Rate Loans is reduced, by payment, prepayment, or conversion of part thereof to be less than $500,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans. and on and after such date the right of the Borrower to continue such Loans as, and convert such Loans into Offshore Rate Loans shall terminate, and (ii) on and after February 16, 200 1, Borrower may no longer elect to convert to Offshore Rate Loans or elect to continue existing Offshore Rate Loans.

          2.5. Section 6.1 is hereby amended by (a) deleting the word "and" following the semicolon in Section 6.1(d); (b) changing the period at the end of Section 6.1 (e) to a semicolon and inserting the word "and" following such semicolon; and (c) inserting a new Section 6.1(f) that reads in its entirety, as follows:

                    (f) as soon as available, but not later than 30 days after the end of each month, commencing with the month ending January 31, 2001, a copy of the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such month and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such month, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Borrower and the Subsidiaries;


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

          2.6. Subsection (c) of Section 6.2 is hereby amended and restated in its entirety, as follows:

                    (c) (i) Within 60 days after the beginning of each fiscal
               year, Financial Projections for the period commencing with such fiscal year; and (ii) as soon as available but by no later than April 16, 2001, monthly Financial Projections for the period February 28, 2001 through September 30, 2001;

          2.7. Section 6.10 is hereby amended and restated in its entirety, as follows:

                    6.10 Inspection of Property and Books and Records. The
               Borrower shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower and such Subsidiary. The Borrower shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants. all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that when an Event of Default exists the Bank may do any of the foregoing at any time during normal business hours and without advance notice. Without limiting the generality of the foregoing, in connection with execution of the Sixth Amendment Agreement, Borrower agrees to Bank's audit of Borrower's working capital accounts, with all costs to be borne by Borrower.

          2.8. Section 7.4(h) is hereby amended and restated in its entirety, as follows;

                    (h) cash investments in Trust Preferred Securities in an
               aggregate amount for all such payments after the Closing Date not exceeding $2, 947,235, which amount is in addition to the aggregate amount of such payments permitted under Section 7.11 ( d) below; provided that no such investments shall occur after the date of the Sixth Amendment Agreement.

          2.9. Section 7.4 is hereby amended to add, by inserting after the end of Section 7.4(h), as follows:

               provided that no Acquisitions shall occur after the date of the Sixth Amendment Agreement.

          2.10. Section 7.11(d) is hereby amended and restated in its entirety, as follows.

                    (d) purchase, redeem or otherwise acquire Trust Preferred
               Securities, shares of its capital stock or warrants, rights or options to acquire any shares of its capital stock for cash (i) in an aggregate amount for all such payments after the Closing Date (excluding payments for Trust Preferred Securities) not exceeding $6,074,000 and (ii) with respect to Trust Preferred Securities, in an aggregate amount not exceeding $1,000,000 for all such


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

               payments after the Closing Date; provided that immediately after giving effect to such proposed action, no Default would exist, and provided further that (i) payments for Trust Preferred Securities must be made with the Borrower's own cash and not with proceeds of Facility 1 Loans and (ii) no such purchases, redemptions or acquisitions shall occur after the date of the Sixth Amendment Agreement.

     3. Terms of Waiver.

          3.1. The Bank hereby waives compliance by the Borrower with respect to
     (a) Section 7.18(b) for the four fiscal quarter period ending December 31, 2000; provided that Borrower's Leverage Ratio for such period shall in no case exceed 6.82:1.00, (b) Section 7.18(d) of the Agreement for the four fiscal quarter period ending December 31, 2000; provided that Borrower's Consolidated EBITDA (Ampro Adjusted) is not less than $12,500,000 for the four fiscal quarter period ending December 31, 2000, and ( c) Section 7.4 of the Agreement with respect to any equity investments in or capital contributions to E*Garden, Inc., a [Delaware] corporation ("E-Garden") prior to the date of this Amendment; provided that the total amount of such equity investments and capital contributions shall not exceed $14,000,000 (collectively, the "Waived Events").

          3.2. The waiver granted herein is a limited waiver relating solely to the Waived Events, and the Borrower understands and acknowledges that:

                    (a) the Borrower is obligated to comply with each and every other term, provision and condition (including the conditions of lending) of the Agreement, except for the Waived Events;

                    (b) the waiver granted herein shall not preclude the future exercise of any right, remedy, power or privilege that Bank may have with respect to any further failure by the Borrower to comply with the provisions of the Agreement relating to the Waived Events;

                    (c) the Bank reserves and retain its rights and remedies
               with respect to any Default (other than the Waived Events) under the Agreement; and

                    (d) such waiver shall not entitle. or imply any consent or agreement to any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Agreement or any other Loan Document.

     4. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that:

          4.1. No Default or Event of Default has occurred or is continuing under the Agreement except those Defaults or Events of Default, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank.

          4.2. The representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date.

          4.3. The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any


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

     registration with, consent or approval of, notice to or action by, and Person (including any Governmental Authority) in order to be effective and enforceable. The Agreement is amended by this Amendment constitutes the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency. or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     5. Amendment Fees. Borrower has paid to Bank an amendment fee (the "Amendment Fee") in the amount of $175,000 in connection with this Amendment. The Amendment Fee is fully earned and non-refundable, without regard to whether this Amendment becomes otherwise effective.

     6. Effective Date. This Amendment will be effective on the date that all conditions set forth below are satisfied:

          6.1. Receipt by Bank of a duly executed original of this Amendment signed by Borrower.

          6.2. Cash payment from E-Garden to Borrower in the form of capital contributions, repayment of debt, or loans (which loans shall be subordinated to Borrower's obligations to Bank on terms acceptable to Bank) in the minimum amount of $2,000,000.

     7. Reservation of Rights. The Borrower acknowledges and agrees that the execution by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to execute similar waivers under the same or similar circumstances in the future.

     8. Miscellaneous.

          8.1. Except as herein expressly amended, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to the Agreement shall henceforth refer to the Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Agreement. This Amendment is a Loan Document

          8.2. This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          8.3. This Amendment shall be governed by and construed in accordance with the law of the State of California.

          8.4. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Borrower shall bind the Borrower with the same force and effect as the delivery of a hard copy original. Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document.


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

     9. Governing Law Submission to Jurisdiction and Waiver of Jury Trial/Arbitration. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LA WS OF THE ST ATE OF CALIFORNIA AND IS SUBJECT TO THE PROVISIONS OF SECTIONS 9.14 AND 9.15 OF THE AGREEMENT, RELATING TO SUBMISSION TO JURISDICTION AND WAIVER OF JURY TRIAL/ARBITRATION, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

This Amendment is executed as of the date states at the beginning of this Amendment.

                                     Bank of America, N.A. (formerly known as
                                     Bank of America National Trust and Savings
                                     Association)

                                     By
                                       -----------------------------------------

                                     Title Senior Vice President
                                          --------------------------------------

                                     By
                                       -----------------------------------------

                                     Title
                                          --------------------------------------


                                     U.S. Home & Garden Inc.

                                     By Robert Kassel
                                       -----------------------------------------

                                     Title COO
                                          --------------------------------------

                                     By
                                       -----------------------------------------

                                     Title
                                          --------------------------------------


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

                           REAFFIRMATION OF GUARANTORS

     Each of the undersigned (each, a "Guarantor," and, collectively, the "Guarantors") acknowledges and agrees that such Guarantor has read .and is familiar with, and consents to, all of the terms and conditions of the foregoing Seventh Amendment Agreement dated as of May 15, 2001 (the "Amendment Agreement"). In light of the foregoing, each of the undersigned confirms and agrees that all of the terms and provisions of that certain Guaranty Agreement dated as of October 13, 1998 (as amended or modified to the date hereof, the "Guaranty"), executed by it in connection with the Credit Agreement are ratified and reaffirmed. that the Guaranty shall continue in full force and effect.

     Although each Guarantor has been informed of the terms of the Amendment Agreement, each Guarantor understands and agrees that the Bank has no duty to so notify any Guarantor or to seek this or any future acknowledgement, consent, or reaffirmation. and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

GUARANTORS:                              EASY GARDENER. INC.

                                         By Robert Kassel
                                           ---------------------------------

                                         Title VP & Secretary
                                              ------------------------------


                                         WEATHERLY CONSUMER PRODUCTS
                                         GROUP, INC.

                                         By Robert Kassel
                                           ---------------------------------

                                         Title VP & Secretary
                                              ------------------------------


                                         WEATHERLY CONSUMER PRODUCTS, INC.

                                         By Robert Kassel
                                           ---------------------------------

                                         Title VP & Secretary
                                              ------------------------------


                                         WEED WIZARD ACQUISITION CORP.

                                         By Robert Kassel
                                           ---------------------------------

                                         Title VP & Secretary
                                              ------------------------------


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

                                         GOLDEN WEST AGRI-PRODUCTS, INC.

                                         By Robert Kassel
                                           ---------------------------------

                                         Title COO
                                              ------------------------------


                                         AMPRO INDUSTRIES, INC.

                                         By Robert Kassel
                                           ---------------------------------

                                         Title VP & Secretary
                                              ------------------------------



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